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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 14, 1998

                          Commission File No. 001-13783


                      INTEGRATED ELECTRICAL SERVICES, INC.

             (Exact name of registrant as specified in its charter)



        DELAWARE                                        76-0542208
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                             515 Post Oak Boulevard
                                    Suite 450
                            Houston, Texas 77027-9408
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (713) 860-1500


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On June 30, 1998, Integrated Electrical Services, Inc. (the "Company") consummated the acquisition of all of the issued and outstanding capital stock of Mark Henderson, Incorporated, Holland Electrical Systems, Inc., and Spectrol, Inc. (collectively, the "Businesses Acquired"). The Businesses Acquired perform electrical contracting in Atlanta, Georgia, with additional operations in North Carolina. The consideration paid by the Company for the Businesses Acquired was determined through negotiations between representatives of the Company and the owners of the Businesses Acquired and consisted of an aggregate of 684,211 shares of common stock of the Company and approximately $10.2 million in cash. The cash portion of the consideration paid for the Businesses Acquired was funded through borrowings under the Company's $70.0 million credit facility.
The Company intends to continue using the assets of the Businesses Acquired in the electrical contracting business.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

     The Company believes that it is impractical to provide financial statements of the Businesses Acquired on the date of this filing, and will, if required, file such financial statements when available but not later than 60 days after the date on which this Current Report on Form 8-K must be filed.

     (B) PRO FORMA FINANCIAL INFORMATION

     The Company believes that it is impractical to provide pro forma financial information reflecting the Businesses Acquired, and will, if required, file such financial information when available but not later than 60 days after the date on which this Current Report on Form 8-K must be filed.

     (C) EXHIBITS

     2.1 Agreement and Plan of Merger dated as of June 18, 1998 among Integrated Electrical Services, Inc., Mark Henderson Acquisition Corporation, Mark Henderson, Incorporated, and Mark Henderson and Bill Collins.

     2.2 Agreement and Plan of Merger dated as of June 18, 1998 among Integrated Electrical Services, Inc., Mark Henderson Acquisition Corporation, Holland Electrical Systems, Inc. and Amy B. Henderson and Mary Sue Holland.

     2.3 Agreement and Plan of Merger dated as of June 18, 1998 among Integrated Electrical Services, Inc., Mark Henderson Acquisition Corporation, Spectrol, Inc. and David Lytle.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 INTEGRATED ELECTRICAL SERVICES, INC.

Date:   July 14, 1998            By:         /s/ Jim P. Wise
                                    ------------------------------------
                                      Jim P. Wise
                                      Senior Vice President and Chief Financial
                                      Officer

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                                                 EXHIBIT INDEX

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2.1               Agreement  and Plan of Merger dated as of June 18, 1998 among  Integrated  Electrical  Services,
                  Inc., Mark Henderson Acquisition Corporation,  Mark Henderson,  Incorporated,  and Mark
                  Henderson and Bill Collins.

2.2               Agreement  and Plan of Merger dated as of June 18, 1998 among  Integrated  Electrical  Services,
                  Inc., Mark Henderson  Acquisition  Corporation,  Holland Electrical  Systems,  Inc. and
                  Amy B. Henderson and Mary Sue Holland.

2.3               Agreement  and Plan of Merger dated as of June 18, 1998 among  Integrated  Electrical  Services,
                  Inc., Mark Henderson Acquisition Corporation, Spectrol, Inc. and David Lytle.
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